Exhibit 99.1

News Release

Babcock & Wilcox Enterprises Announces Proposed Public Offering of Common Stock

(AKRON, Ohio – May 14, 2026) - Babcock & Wilcox Enterprises, Inc. (“B&W” or the “Company”) (NYSE: BW) announced the commencement of an underwritten public offering of $200 million of its common stock (the “Offering”). The Company expects to grant the underwriters a 30-day option to purchase up to an additional 15% of its common stock sold in the proposed offering. All of the shares in the Offering are being offered by B&W. The Offering is subject to market and other conditions, and there can be no assurance as to whether or when the Offering may be completed, or as to the actual size or terms of the Offering.

The Company expects to use the net proceeds of this Offering to prepay amounts outstanding under its Credit Agreement and subsequently reborrow such amounts under its Credit Agreement and use any such reborrowed amounts to fund project-related capital and working capital needs to influence steam turbine and boiler production capacity, support growth initiatives, including AI data center power generation projects and BrightLoopTM technology commercialization, potential acquisitions of aftermarket or other energy businesses, strengthen our balance sheet and for general corporate purposes.

B. Riley Securities is serving as the lead book-running manager for the Offering. Craig-Hallum and Lake Street Capital Markets are acting as joint book-running managers for the Offering.

The shares of common stock will be offered under the Company’s shelf registration statement on Form S-3, which was declared effective by the Securities and Exchange Commission (“SEC”) on April 8, 2025. The Offering will be made only by means of the preliminary prospectus supplement dated May 14, 2026 and the accompanying base prospectus dated April 8, 2025, as may be further supplemented by any free writing prospectus and/or pricing supplement that the Company may file with the SEC. Copies of the preliminary prospectus supplement and the accompanying base prospectus and any free writing prospectus and/or pricing supplement for the offering may be obtained on the SEC’s website at www.sec.gov, or by contacting B. Riley Securities, Inc. at 1655 Fort Myer Drive, Suite 1200, Arlington, Virginia 22209, Attention: Syndicate Prospectus Department, by telephone at 703-312-9580 or by email at prospectuses@brileysecurities.com. The final terms of the proposed Offering will be disclosed in a final prospectus supplement to be filed with the SEC.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this release are forward-looking statements. These forward-looking statements include, without limitation, statements regarding the Company’s public offering of common stock and intended use of net proceeds. You should not place undue reliance on these statements. Forward-looking statements include words such as “expect,” “intend,” “plan,” “likely,” “seek,” “believe,” “project,” “forecast,” “target,” “goal,” “potential,” “estimate,” “may,” “might,” “will,” “would,” “should,” “could,” “can,” “have,” “due,” “anticipate,” “assume,” “contemplate,” “continue” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operational performance or other events.

The forward-looking statements included herein are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, but not limited to: the potential for future conditions that could raise substantial doubt as to our ability to continue as a going concern, which has occurred in the past; our obligation to refinance or repay our 6.50% Senior Notes due 2026 prior to their maturity; risks associated with contractual pricing in our industry; disputes with customers with long-term contracts; the performance of third parties’ and subcontractors’ on whom we rely; disruptions at our or third-party manufacturing facilities; our ability to execute our growth strategy; our evaluation of strategic alternatives; our ability to deliver our backlog on time or at all; professional liability, product liability, warranty or other claims; inadequate insurance coverage; our ability to compete successfully against current and future competitors; our development of new products; cyclical and economic impacts on demand for our products; compliance with government regulations; legislative and regulatory developments impacting our business; supply chain issues; the financial and other covenants in our debt agreements; our ability to maintain adequate bonding and letter of credit capacity; impairment to our goodwill or other indefinite-lived intangible assets; our exposure to credit risk; disruptions in, or failures of, our information technology systems, including those related to cybersecurity; failure to comply with data and privacy laws, regulations and standards, or if we fail to properly maintain the integrity of our data, protect our proprietary rights to our systems or defend against cybersecurity attacks, we may be subject to government or private actions due to breaches; failure to protect our intellectual property rights, or inability to obtain or renew licenses to use intellectual property of third parties; uncertainty over tariffs and their impacts; sanctions and export controls; international political, economic and other uncertainties; fluctuations in the value of foreign currencies could harm our profitability; volatility of the market price and trading volume of our common stock; dilution of our common shareholders’ ownership or voting power; the significant influence of B. Riley over us; anti-takeover provisions in our corporate documents; changes in tax rates or tax law; our ability to use NOL and certain tax credits; failure to maintain effective internal control over financial reporting; new accounting pronouncements or changes in existing accounting standards and practices; our ability to attract and maintain key personnel; our relationship with labor unions; pension and medical expenses associated with our retirement benefit; natural disasters or other events beyond our control; and the risks and uncertainties described under the heading “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K and Part II, Item 1A our Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the SEC.

These forward-looking statements are made based upon detailed assumptions and reflect management’s current expectations and beliefs. While we believe that these assumptions underlying the forward-looking statements are reasonable, forward-looking statements are subject to uncertainties and factors relating to our operations and business environment that are difficult to predict and may be beyond our control. Such uncertainties and factors may cause actual results to differ materially from those expressed or implied by the forward-looking statements.

About Babcock & Wilcox Enterprises

Headquartered in Akron, Ohio, Babcock & Wilcox Enterprises, Inc., is a leader in energy and environmental products and services for power and industrial markets worldwide. Follow us on LinkedIn and learn more at babcock.com.

# # #

Investor Contact:	Media Contact:
Cameron Frymyer, Chief Financial Officer	Ryan Cornell, Public Relations Lead
Babcock & Wilcox Enterprises, Inc.	Babcock & Wilcox Enterprises, Inc.
330.860.6176 | investors@babcock.com	330.860.1345 | rscornell@babcock.com